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“Unlocking the Value” Burkenroad Reports Investment Conference April 22, 2005

Florida East Coast Industries

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may”, and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic, business, competitive, regulatory and market conditions (particularly in the state of Florida, the southeast US and the Caribbean) and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

Florida East Coast Industries

A Florida Railroad and Real Estate Company

RAILROAD

Florida East Coast Railway, L.L.C.

(“FECR”)

REAL ESTATE

Flagler Development Company (“FLAGLER”)

Regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami and provides intermodal drayage services in the Southeast U.S.

Real estate development company that develops, owns, manages, leases, acquires and sells commercial and industrial properties located in Florida, primarily Jacksonville, Orlando, Sunrise and Miami

Florida East Coast Railway Overview

Operations

The Railway operates a Class II railroad along 351 miles of mainline track between Jacksonville and Miami

Exclusive rail-service provider to Port of Palm Beach, Port Everglades, and Port of Miami Own / lease

– 76 diesel electric locomotives

– 2,456 freight cars & 1,655 trailers

– Numerous work equipment and autos for maintenance and transportation operations 1,000 carload and intermodal customers Compete with trucks, barges, and other railroads Own 1,206 acres of ancillary land

Jacksonville

West Palm Beach

Miami

2004 Segment Revenues

Accessorial 2%

Carload 55%

Intermodal 43%

2004 Flow of Goods

Start on FECR

5%

End on FECR

37%

Start & End on FECR

58%

FECR’s Transportation Reach

CHICAGO

BALTIMORE

NORTH BERGEN, NJ

ATLANTA

JACKSONVILLE

MIAMI

Port of Palm Beach Ft. Lauderdale Port of Miami

Drayage Operations Sea Port Hurricane Train Nighthawk Florida Transload Service FECR

Major Commodity Detail

Commodities – Freight Units

Three Months ended 3/31/05

Other

Intermodal

Aggregate

Vehicles & Equipment

9%

28%

58%

5%

Commodities – Freight Revenues

Three Months ended 3/31/05

Other

Aggregate

Vehicles & Equipment

Intermodal

18%

31%

9%

42%

Carload Customers and Strategy

CARLOAD CUSTOMERS

Strategy

Obtain new business by providing the Railway’s superior customer service, scheduled trains and cost saving solutions

Provide traditional and non-traditional solutions to meet full needs of customers

Continue to develop strategic initiatives with CSX, NS and the western Class I railroads

Intermodal Customers and Strategy

INTERMODAL CUSTOMERS

Strategy

Extend reach beyond 351 miles

Develop value proposition beyond franchise

New target customers (Fortune 500 retail and TL motor carriers in SE, small TL)

Regain CSX momentum and further develop NS initiatives

Focus on yield management and capacity management

First Quarter Highlights and 2005 Outlook

Railway

– First quarter Railway segment’s revenues increased 16.4% to $56.5 million

– Carload revenues increased 14.8% and intermodal revenues increased 18.5%

– First quarter Railway segment’s operating profit increased 35.2% to $15.0 million

– First quarter operating ratio was 73.5%

Outlook for 2005

– Revenue is expected to range between $216 and $223 million, an increase of 8%-11% over 2004

– Operating profit is expected to range between $54 and $56 million, an increase of 14%-18% over 2004

– Capital expenditures are expected to remain between $32M and $36M**

** Before the purchase of any strategic land parcels to be inventoried for future Railway customers

Railway Segment Revenue and Operating Profit

240

220

200 180 160 140 120 100 80 60 40 20

2001 2002* 2003* 2004* 3/31/04* 3/31/05* 2005 YTD YTD Outlook

$200.8

$181.1

$166.8 $160.7 $48.6 $56.5 $43.0 $47.3 $41.3 $42.1

$11.1 $15.0

2005 Railway Segment Revenue expected to range between $216 to $223 million and Operating Profit expected to range between $54 and $56 million

Carload Revenue Other Revenue Intermodal Revenue Railway Segment Operating Profit

*2002, 2003, 2004, and 2005 include 2 months, 12 months, 12 months, and 3 months of drayage, respectively

FECR’s Operating Ratio Compared to Average Class 1 Railroads

88% 86% 84% 82%

80%

78%

76%

74%

72% 70% 68% 66%

82.2% 81.2% 80.7% 80.0%

76.4%* 76.3%* 74.7%* 74.3%

73.5%*

2001 2002 2003 2004 YTD 3/31/05

FECR Class I RRs

*2002, 2003, 2004, and 2005 include 2 months, 12 months, 12 months, and 3 months of drayage, respectively

Summary—FECR

Well-run scheduled railroad generating consistent cash flow

Advantage is location, which cannot be duplicated today Focus to grow core carload and intermodal business Potential opportunities with connecting carriers

Capital investments that enhance productivity and add capacity

Flagler Development Company Overview

Flagler has Exceptional Assets in Florida’s Strongest Markets

Building Portfolio

63 office and industrial buildings

Land Portfolio

Approx. 2,665 Unentitled Acres (excl. FECR land)

Entitlements

750 Acres / 10.9 million sq. ft.

Building Portfolio (3/31/05) Existing Under Development Total

Jacksonville 2,463,368 377,116 2,840,484

Orlando 838,801 136,709 975,510

Miami/Doral/Sunrise 3,889,906 200,709 4,090,615

Total(s) 7,192,075 714,534 7,906,609

JACKSONVILLE

ORLANDO

FT. LAUDERDALE

MIAMI

JACKSONVILLE PORTFOLIO:

Flagler Center Deerwood North Deerwood South

Gran Park at The Avenues duPont Center The Office Centre at Southpoint

ORLANDO PORTFOLIO:

SouthPark Center

SOUTH FLORIDA PORTFOLIO:

Flagler Plaza

Sunrise Corporate Plaza I

Flagler Station Business Park Doral Concourse

FECR

Flagler Organization

Flagler Focus

Development – Flagler can execute a full range of development including:

– Major infrastructure

– Suburban office & call center

– Warehouse, distribution & flex

Leasing – Flagler performs leasing in North and Central Florida through in-house marketing teams, and through Codina Realty in Miami, who are considered “Best of Class” in their respective markets

Management – Flagler manages its 7.2 million square foot portfolio through an asset management group that can be leveraged beyond the current portfolio

Acquisitions & Sales – Flagler professionals have a track record of buying and selling real estate assets on a favorable basis

Flagler Growth

“Demand driven” development in growth markets

– Virtually all infrastructure in place at Flagler’s major business parks, ready to accommodate future demand

– Focus on pre-leasing and build-to-suits

– High occupancy and market demand supports new building starts

– Nine projects totaling 1.2 million sq. ft. currently in the development pipeline

Value creation

– Entitlement process

– Infrastructure development

– Buildings

– Reinvestment of proceeds from non-income producing assets into operating properties with cash flow contribution (1031 like-kind exchange)

Opportunistic sales of realty

Quality land bank with building entitlements in place Capital flexibility

– Non-recourse financing

– Access to inexpensive bridge financing

– Manage capital expenditures against market opportunity

First Quarter 2005 Highlights

Improved first quarter operating results at Flagler

– Rental and services’ revenues increased 20.9% to $20.6 million

– Rental properties’ operating profit before depreciation and amortization expense* increased

20.6% to $13.3 million

2004 2004 2005

Occupancy Rates First Quarter Year End First Quarter

Overall 89% 95% 94%

Same Store 89% 95% 96%

– At quarter end, Flagler had 9 projects totaling 1,195,000 sq. ft. in various stages of development (714,000 sq. ft. in the construction stage and 481,000 sq. ft. in pre-development)

Acquisition activity

– On February 7, Flagler announced the purchase of Doral Concourse, a 240,000 sq. ft. Class-A office building located in Miami, Florida for $41 million, using tax-deferred proceeds from 2004 realty sales

– On March 9, Flagler announced the purchase of a 107,000 sq. ft. Class-A office building located in Sunrise, Florida for $19.5 million and the purchase of 665 gross acres (370 usable acres) in Lakeland, Florida, located along the I-4 corridor between Tampa and Orlando, which will be planned and developed as an industrial business park. Both purchases utilized tax-deferred proceeds from 2004 realty sales

*A reconciliation to the most comparable GAAP measure is provided on page 28Pp

2005 Realty Purchases Utilizing Tax Deferred Sales Proceeds

Doral Concourse, a 240,000 sq. ft. office building, located in Miami, Florida

Sunrise Corporate Plaza I, a 107,000 sq. ft. office building, located in Sunrise, Florida

665 gross acres (370 usable acres) located in Lakeland, Florida

Flagler Properties are Located in Florida’s Growing Markets

SOUTHPOINT JACKSONVILLE

SOUTHPARK CENTER ORLANDO

FLAGLER STATION MIAMI

FLAGLER STATION MIAMI

Flagler’s 2005 Outlook

Outlook for 2005

– Rental and services’ revenues are expected to range between $81 and $85 million, an increase 16%-22% over 2004

– Rental properties’ operating profit before depreciation and amortization expense is expected to range between $54 and $56 million, an increase 21%-25% over 2004

– Operating profit from operating properties’ rents is expected to range between $27-$29 million

– Capital investments expected between $145-$165 million (includes $75 million for acquisitions of land and finished buildings utilizing proceeds from third and fourth quarter 2004 realty sales)

Key Financial Metrics for Flagler(1)

Rental and Services Revenue

(in millions) $58.7 $59.7 $63.6 $69.6 $17.0 $20.6

2005 expected in range of $81 to $85 million

2001 2002 2003 2004 YTD YTD 2005 3/31/04 3/31/05 Outlook

Capital Expenditures

(in millions) $56.8 $26.7 $74.7 $79.9 $13.5 $90.3

2005 expected in range of $145 to $165 million(3)

2001 2002 2003 2004 YTD YTD 2005 3/31/04 3/31/05 Outlook

Rental Properties’ Operating Profit

Before D&A(2)

(in millions) $38.7 $38.8 $40.1 $44.8 $11.0 $13.3

2005 expected in range of $54 to $56 million

2001 2002 2003 2004 YTD YTD 2005 3/31/04 3/31/05 Outlook

Overall Occupancy (%)

95 93

91 92

88 84 84 83

86 8787 88

91 94 95 94 89

2001 2002 2003 2004 2005

1st Qtr

2nd Qtr

3rd Qtr

4th Qtr

(1)All data on this page reflects continuing operations

(2)A reconciliation to the most comparable GAAP measure is provided on page 28

(3)Includes $75 to $85 million for acquisitions of land and/or finished buildings utilizing proceeds from third and fourth quarter 2004 realty sales

Corporate Activities

FECR Legal Entity EBITDA* Reflects Railway Operating plus Right-of-Way Income

(in millions)

120 100 80 60 40 20

0 $71.7 $111.7 $100.2 $86.2 $20.3

$31.8

YTD YTD 2001 2002 2003 2004 3/31/04 3/31/05

Gain on Land Sales

Other One-time Items Related to Rail

Operating Profit/Other Income from Passive Fiber, Rail Property Rents, Pipe & Wire, Signboards & Other

Depreciation

Railway Segment Operating Profit

*A reconciliation to the most comparable GAAP measure is provided on page 28

Rail Corridor Opportunity

The FECR corridor has the long-term potential to provide passenger train service in South Florida

– In October 2002, Tri-Rail commissioned consultants to provide a report outlining a process to acquire the FECR corridor (draft completed in 2003)

– The South Florida Regional Transportation Authority (SFRTA), created by Florida legislature in 2003, completed a feasibility study of the Jupiter to Miami corridor; the SFRTA is also working to ensure that authorization language for the corridor is included in appropriate federal transportation legislation

– In 2005, the Florida Department of Transportation is managing a $6 million alternatives analysis study, on behalf of the SFRTA, for the Jupiter to Miami corridor; this study may take up to two years to complete

– Palm Beach County, Broward County and Miami-Dade are exploring additional transit alternatives

Sample of corridor values (purchases of right-of-way)

– In 1988, CSX Corp. sold its 80-mile Miami-West Palm Beach corridor to the State of Florida for $264 million (Journal of Commerce, 5-19-88)

– In 1990, Southern Pacific sold to the LA County Transportation Commission 245 miles of rights-of-way, and 190 acres of adjacent land parcels for $450 million (L.A. Times, 10-16-90)

– In 1994, Southern Pacific closed the sale of its 20-mile rail line known as the Alameda Corridor to the Ports of Los Angeles and Long Beach for $235 million (Business Wire, 12-29-94)

Realty and Land Sales Activity

Realty and Land Sales

(in millions) $22.5 $88.8 $124.2 $121.5 $17.6 $7.9

2005 expected in range of $20 to $40 million

2001 2002 2003 2004 YTD YTD 2005

3/31/04 3/31/05 Outlook

Railway Surplus Land Sales Flagler Land Sales

Flagler Developed Property Sales

The Railway and Flagler have properties listed for sale at asking prices totaling approximately $14.4 million and realty under contract totaling approximately $38.7 million.

FECR Property Locations

FECR / FLAGLER Property Locations FLAGLER Property Locations

Key Investment Points

Strong competitive advantages in core transportation and real estate businesses Hold diverse assets that cannot be duplicated today Regional benefits

– Florida’s population is growing at twice the national average

– Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

Current management has improved Railway profits and driven Realty growth

– FECR is the second most profitable publicly traded railroad in North America

– Only railroad servicing the entire east coast of Florida with exclusive access to the major ports

Management is monetizing realty

– Surplus railroad land and non-strategic realty

– Developed land within the Parks

– Other opportunistic realty sales

– Currently, $53.1 million of realty on the market and under contract for sale

Strong balance sheet provides for immediate access to capital

Reconciliation of Non-GAAP to GAAP Measures

(in millions) 2001 2002 2003 2004 3 Months ended 3/31/04 3 Months ended 3/31/05 Forecast 2005

Railway Segment’s operating profit $41.3 $42.1 $43.0 $47.3 $11.1 $15.0

Railway Segment’s—depreciation expense 16.4 17.8 19.6 20.2 5.0 5.4

Railway Segment’s operating profit before depreciation $57.7 $59.9 $62.6 $67.5 $16.1 $20.4

Total FECR legal entity net income $34.2 $57.7 $49.6 $40.6 $9.4 $16.1

Depreciation expense 16.6 17.9 19.7 20.3 5.1 5.4

Interest (income) expense (0.4) 0.0 (0.2) (0.6) (0.1) (0.5)

Income tax expense 21.3 36.1 31.1 25.9 5.9 10.8

Total FECR legal entity EBITDA $71.7 $111.7 $100.2 $86.2 $20.3 $31.8

Flagler’s rental properties’ operating profit $19.0* $18.2* $17.8* $21.7* $4.2 $7.2 $27-29

Rental properties’ D&A expenses 19.7* 20.6* 22.3* $23.1* 6.8 6.1 27.0

Rental properties’ operating profit before D&A expense $38.7* $38.8* $40.1* $44.8* $11.0 $13.3 $54-$56

*Data reflects continuing operations